UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         June 29, 2006
                                                --------------------------------

                              GSAMP Trust 2006-HE4
                    -----------------------------------------
                         (Exact name of issuing entity)

                          GS Mortgage Securities Corp.
              ----------------------------------------------------
              (Exact name of depositor as specified in its charter)

                         Goldman Sachs Mortgage Company
            ---------------------------------------------------------
               (Exact name of sponsor as specified in its charter)



        Delaware              333-132809-16                    13-3387389
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation              File Number             Identification No.
      of depositor)                 of issuing entity)      of depositor)

85 Broad Street, New York, New York                                 10004
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(Address of principal executive offices of depositor)           (Zip Code)



Depositor's telephone number, including area code      (212) 902-1000
                                                 -------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      On June 29, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance of the GSAMP Trust 2006-HE4 Mortgage Pass-Through Certificates, Series 2006-HE4 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Litton Loan Servicing LP, as a servicer, Avelo Mortgage, L.L.C., as a servicer, Select Portfolio Servicing, Inc., as a servicer, Wells Fargo Bank, N.A., as securities administrator and as master servicer, J.P. Morgan Trust Company, National Association, as a custodian, U.S. Bank National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian and LaSalle Bank National Association, as trustee. The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class R, Class RC and Class RX Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $973,065,200, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of June 27, 2006, by and between the Company and the Underwriter.

      The Class B-1, Class B-2, Class X and Class P Certificates were sold by the Depositor to Goldman, Sachs & Co. in a transaction exempt from registration under the Securities Act of 1933 (the "Act") pursuant to Section 4(2) under the Act. The net proceeds from the sale of these certificates were applied by the Depositor toward the purchase of the mortgage loans constituting the pool assets.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of June 28, 2006, by and between GS Mortgage Securities Corp., as depositor and Goldman, Sachs & Co., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of June 1, 2006, by and among GS Mortgage Securities Corp., as depositor, Litton Loan Servicing LP, as a servicer, Avelo Mortgage, L.L.C., as a servicer, Select Portfolio Servicing, Inc., as a servicer, Wells Fargo Bank, N.A., as securities administrator and as master servicer, J.P. Morgan Trust Company, National Association, as a custodian, U.S. Bank National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian and LaSalle Bank National Association, as trustee.

Exhibit 10.1 Representations and Warranties Agreement, dated as of June 29, 2006, by and between Goldman Sachs Mortgage Company and GS Mortgage Securities Corp. (included as Exhibit S to Exhibit 4).

Exhibit 10.2 ISDA Master Agreement, dated as of June 29, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Wells Fargo Bank, N.A., the securities administrator (included as Exhibit X to Exhibit 4).

Exhibit 10.3 Schedule to the Master Agreement, dated as of June 29, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Wells Fargo Bank, N.A., the securities administrator (included as Exhibit X to Exhibit 4).

Exhibit 10.4 Confirmation, dated as of June 22, 2006, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, Goldman Sachs Mortgage Company, L.P., and Wells Fargo Bank, N.A., the securities administrator (included as Exhibit X to Exhibit 4).

Exhibit 10.5 Assignment, Assumption and Recognition Agreement, dated as of June 29, 2006, by and between Goldman Sachs Mortgage Company, Aames Capital Corporation and GS Mortgage Securities Corp. (included as Exhibit Y to Exhibit 4).

Exhibit 10.6 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of April 1, 2006, between Aames Capital Corporation and Goldman Sachs Mortgage Company (included as Exhibit Y to Exhibit 4).

Exhibit 10.7 Assignment, Assumption and Recognition Agreement, dated as of June 29, 2006, by and between Goldman Sachs Mortgage Company, The CIT Group/Consumer Finance, The CIT Group/Consumer Finance (NY), The CIT Group/Consumer Finance (TN) and GS Mortgage Securities Corp. (included as Exhibit Z to Exhibit 4).

Exhibit 10.8 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, between The CIT Group/Consumer Finance, The CIT Group/Consumer Finance (NY) and The CIT Group/Consumer Finance
               (TN) and Goldman Sachs Mortgage Company (included as Exhibit Z to
               Exhibit 4).

Exhibit 10.9 Assignment, Assumption and Recognition Agreement, dated as of June 29, 2006, by and between Goldman Sachs Mortgage Company, First Horizon Home Loan Corporation and GS Mortgage Securities Corp. (included as Exhibit AA to Exhibit 4).

Exhibit 10.10 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, between First Horizon Home Loan Corporation and Goldman Sachs Mortgage Company (included as Exhibit AA to Exhibit
               4).

Exhibit 10.11 Assignment, Assumption and Recognition Agreement, dated as of June 29, 2006, by and between Goldman Sachs Mortgage Company, NovaStar Mortgage, Inc. and GS Mortgage Securities Corp. (included as Exhibit BB to Exhibit 4).

Exhibit 10.12 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, between NovaStar Mortgage, Inc. and Goldman Sachs Mortgage Company (included as Exhibit BB to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 19, 2006                       GS MORTGAGE SECURITIES CORP.



                                             By:  /s/ Michelle Gill
                                                -----------------------------
                                                Name:  Michelle Gill
                                                Title: Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                  Paper (P) or
Exhibit No.              Description                            Electronic (E)
-----------              -----------                            --------------
     1                   Underwriting Agreement, dated as of         (E)
                         June 28, 2006, by and between GS
                         Mortgage Securities Corp., as
                         depositor and Goldman, Sachs & Co.,
                         as underwriter.

     4                   Pooling and Servicing Agreement,            (E)
                         dated as of June 1, 2006, by and
                         among GS Mortgage Securities Corp.,
                         as depositor, Litton Loan Servicing
                         LP, as a servicer, Avelo Mortgage,
                         L.L.C., as a servicer, Select
                         Portfolio Servicing, Inc., as a
                         servicer, Wells Fargo Bank, N.A., as
                         securities administrator and as
                         master servicer, J.P. Morgan Trust
                         Company, National Association, as a
                         custodian, U.S. Bank National
                         Association, as a custodian, Deutsche
                         Bank National Trust Company, as a
                         custodian and LaSalle Bank National
                         Association, as trustee.

    10.1                 Representations and Warranties              (E)
                         Agreement, dated as of June 29, 2006,
                         by and between Goldman Sachs Mortgage
                         Company and GS Mortgage Securities
                         Corp. (included as Exhibit S to
                         Exhibit 4).

    10.2                 ISDA Master Agreement, dated as of          (E)
                         June 29, 2006, by and between Goldman
                         Sachs Mitsui Marine Derivatives
                         Products, L.P., the swap provider,
                         and Wells Fargo Bank, N.A., the
                         securities administrator (included as
                         Exhibit X to Exhibit 4).

    10.3                 Schedule to the Master Agreement,           (E)
                         dated as of June 29, 2006, by and
                         between Goldman Sachs Mitsui Marine
                         Derivatives Products, L.P., the swap
                         provider, and Wells Fargo Bank, N.A.,
                         the securities administrator
                         (included as Exhibit X to Exhibit 4).

    10.4                 Confirmation, dated as of June 22,          (E)
                         2006, by and among Goldman Sachs
                         Capital Markets, L.P., Goldman Sachs
                         Mitsui Marine Derivatives Products,
                         L.P., the swap provider, Goldman
                         Sachs Mortgage Company, L.P., and
                         Wells Fargo Bank, N.A., the
                         securities administrator (included as
                         Exhibit X to Exhibit 4).

    10.5                 Assignment, Assumption and                  (E)
                         Recognition Agreement, dated as of
                         June 29, 2006, by and between Goldman
                         Sachs Mortgage Company, Aames Capital
                         Corporation and GS Mortgage
                         Securities Corp. (included as Exhibit
                         Y to Exhibit 4).

    10.6                 Flow Mortgage Loan Purchase and             (E)
                         Warranties Agreement, dated as of
                         April 1, 2006, between Aames Capital
                         Corporation and Goldman Sachs
                         Mortgage Company (included as Exhibit
                         Y to Exhibit 4).

    10.7                 Assignment, Assumption and                  (E)
                         Recognition Agreement, dated as of
                         June 29, 2006, by and between Goldman
                         Sachs Mortgage Company, The CIT
                         Group/Consumer Finance, The CIT
                         Group/Consumer Finance (NY), The CIT
                         Group/Consumer Finance (TN) and GS
                         Mortgage Securities Corp. (included
                         as Exhibit Z to Exhibit 4).

    10.8                 Flow Mortgage Loan Purchase and             (E)
                         Warranties Agreement, dated as of May
                         1, 2006, between The CIT
                         Group/Consumer Finance, The CIT
                         Group/Consumer Finance (NY) and The
                         CIT Group/Consumer Finance (TN) and
                         Goldman Sachs Mortgage Company
                         (included as Exhibit Z to Exhibit 4).

    10.9                 Assignment, Assumption and                  (E)
                         Recognition Agreement, dated as of
                         June 29, 2006, by and between Goldman
                         Sachs Mortgage Company, First Horizon
                         Home Loan Corporation and GS Mortgage
                         Securities Corp. (included as Exhibit
                         AA to Exhibit 4).

    10.10                Flow Mortgage Loan Purchase and             (E)
                         Warranties Agreement, dated as of May
                         1, 2005, between First Horizon Home
                         Loan Corporation and Goldman Sachs
                         Mortgage Company (included as Exhibit
                         AA to Exhibit 4).

    10.11                Assignment, Assumption and                  (E)
                         Recognition Agreement, dated as of
                         June 29, 2006, by and between Goldman
                         Sachs Mortgage Company, NovaStar
                         Mortgage, Inc. and GS Mortgage
                         Securities Corp. (included as Exhibit
                         BB to Exhibit 4).Securities Corp.
                         (included as Exhibit BB to Exhibit 4).

    10.12                Flow Mortgage Loan Purchase and             (E)
                         Warranties Agreement, dated as of May
                         1, 2005, between NovaStar Mortgage,
                         Inc. and Goldman Sachs Mortgage
                         Company (included as Exhibit BB to
                         Exhibit 4).